UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 29, 2010
LIBERTY ACQUISITION HOLDINGS VIRGINIA, INC.
(Exact name of registrant as specified in its charter)
Virginia
(State or other jurisdiction of incorporation)

001-33862 (Commission File Number)	26-0490500 (IRS Employer Identification Number)
Gran Vía, 32
28013 Madrid
Spain
(Address of principal executive offices)
Registrant’s telephone number, including area code: +34 (91) 330 10 00
LIBERTY ACQUISITION HOLDINGS CORP.
1114 Avenue of the Americas, 41st Floor
New York, New York 10036
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On November 29, 2010, Liberty Acquisition Holdings Corp. (“Liberty”), Liberty Acquisition Holdings Virginia, Inc. (“Liberty Virginia”), Continental Stock Transfer & Trust Company and Promotora de Informaciones, S.A. (“Prisa”) entered into Amendment No. 1 (the “Warrant Amendment Agreement”) to the Second Amended and Restated Warrant Agreement (the “Liberty Warrant Agreement”). Under the terms of the Warrant Amendment Agreement and in connection with the consummation of the transactions contemplated by the Amended and Restated Business Combination Agreement, dated as of August 4, 2010, by and among Prisa, Liberty and Liberty Virginia, as amended (the “Amended and Restated Business Combination Agreement”), each warrant issued under the Liberty Warrant Agreement (a “Liberty Warrant”) outstanding immediately prior to the effective time of the Share Exchange (as defined below) was automatically and without any action by the warrantholder exchanged by Prisa and transferred by such holder to Prisa for the right to receive consideration consisting of (i) $0.90 in cash and (ii) 0.45 newly issued Prisa Class A ordinary shares in the form of American Depositary Shares (“ADS-As”). As a result of consummation of the transactions contemplated by the Warrant Amendment Agreement, at the effective time of the Share Exchange each former holder of Liberty Warrants ceased to have any rights with respect to the warrants (other than the right to receive the consideration described above).
     The foregoing description of the Warrant Amendment Agreement is qualified in its entirety by reference to the Warrant Amendment Agreement, which is filed as Exhibit 4.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     Consummation of Business Combination with Prisa
     On November 29, 2010, the business combination of Liberty and Prisa was completed pursuant to the terms of the Amended and Restated Business Combination Agreement. Under the Amended and Restated Business Combination Agreement, as the first step in the business combination, Liberty, a Delaware corporation, merged with and into Liberty Virginia, a Virginia corporation, with Liberty Virginia surviving the merger (the “Reincorporation Merger”). In the Reincorporation Merger, each outstanding share of Liberty common stock, Liberty Series A Preferred Stock, Liberty Series B Preferred Stock, Liberty Series C Preferred Stock, Liberty Series D Preferred Stock and Liberty Series E Preferred Stock was converted into one share of Liberty Virginia common stock, one share of Liberty Virginia Series A Preferred Stock, one share of Liberty Virginia Series B Preferred Stock, one share of Liberty Virginia Series C Preferred Stock, one share of Liberty Virginia Series D Preferred Stock and one share of Liberty Virginia Series E Preferred Stock, respectively.
     Immediately following the Reincorporation Merger, Liberty Virginia effected a statutory share exchange (the “Share Exchange”) with Prisa under the Virginia Stock Corporation Act (the “VSCA”) and the Spanish Companies Law of 2010, pursuant to which Liberty Virginia became a wholly owned subsidiary of Prisa. Pursuant to the terms of the Amended and Restated Business Combination Agreement, at the effective time of the Share Exchange, each holder of Liberty common stock who did not elect to receive the $10.00 per share cash alternative became entitled to receive, for each share of Liberty common stock held: (i) 1.5 newly created Prisa Class A ordinary shares, in the form of ADS-As, (ii) 3.0 newly created Prisa Class B convertible non-voting shares, in the form of American Depositary Shares (“ADS-NVs”, and together with the ADS-As, the “ADSs”); and (iii) $0.50 in cash. Each ADS-A represents four (4) Prisa Class A ordinary shares and each ADS-NV represents four (4) Prisa Class B convertible non-voting shares. The ADS-As and ADS-NVs will commence trading on the New York Stock Exchange under the ticker symbols “PRIS” and “PRIS.B”, respectively, on December 3, 2010. No holders of Liberty common stock validly exercised redemption rights pursuant to the Liberty restated certificate of incorporation. At the effective time of the Share Exchange, holders of shares of Liberty Virginia preferred stock became entitled to receive the consideration set forth in the Amended and Restated Business Combination Agreement. The foregoing description of the Reincorporation Merger, the Share Exchange and the Amended and Restated Business Combination Agreement is qualified in its entirety by reference to the Amended and Restated Business Combination Agreement, which is filed as Exhibit 2.1 to this current report on Form 8-K and is incorporated by reference herein.
     Adoption of Plan of Liquidation
     Following the effectiveness of the Share Exchange, the Board of Directors of Liberty Virginia adopted a plan of complete liquidation (the “Plan of Liquidation”) within the meaning of Section 332 of the Internal Revenue Code of 1986, as amended (the “Code”). The Plan of Liquidation will be completed by way of conversion of Liberty Virginia into a Virginia limited liability company pursuant to Section 13.1-722.8 et seq. of the VSCA, or by way of the dissolution of Liberty Virginia pursuant to Section 13.1-742 et seq. of the VSCA, in either case, no later than December 31, 2013 or such other date as may be required by Treasury Regulations to Section 332 of the Code. Prisa, as the sole shareholder of Liberty Virginia, approved adoption of the Plan of Liquidation.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders.
     On November 29, 2010, in connection with the consummation of the Share Exchange, Liberty Virginia notified the NYSE Amex that the Share Exchange had become effective and requested that the NYSE Amex file a Notification of Removal From Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the Securities and Exchange Commission (the “SEC”) that Liberty Virginia’s common stock and warrants were to be delisted and deregistered under Section 12(b) of the Exchange Act at the time of issuance of the ADSs to holders. As a result of the Share Exchange having become effective, the NYSE Amex determined to permanently suspend trading of Liberty Virginia’s common stock and warrants prior to the open of trading on November 30, 2010. The deregistration will become effective 10 days from the filing of the Form 25. Liberty Virginia intends to file a Form 15 with the SEC in order to complete the deregistration of Liberty Virginia’s securities under the Exchange Act.

Item 3.03.	Material Modifications to Rights of Security Holders.
     To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this item 3.03.

Item 5.01.	Changes in Control of Registrant.
     To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In connection with the consummation of the Share Exchange, each of Nicolas Berggruen, Martin E. Franklin, James N. Hauslein, Nathan Gantcher and Paul B. Guenther ceased to be directors of the Company. Following the Share Exchange, Prisa, as sole shareholder, appointed Juan Luis Cebrián to serve as the sole director of Liberty Virginia.
     Also, in connection with consummation of the Share Exchange, the following officers of Liberty Virginia resigned their respective positions: Nicolas Berggruen (President and Chief Executive Officer) and Jared Bluestein (Secretary and Treasurer). Following the Share Exchange, the Board of Directors of Liberty Virginia appointed the following officers: Mr. Cebrián (President and Chief Executive Officer); Iñigo Dago Elorza (Vice President and Secretary); and Fernando Martínez Albacete (Vice President and Treasurer).

Item 5.07.	Matters Voted on by Security Holders.
     To the extent required by Item 5.07 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this item 5.07.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description
2.1
Amended and Restated Business Combination Agreement, dated as of August 4, 2010, by and among Promotora de Informaciones, S.A., Liberty Acquisition Holdings Corp. and the Registrant, as amended (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on August 9, 2010).

4.1
Amendment No. 1 to Second Amended and Restated Warrant Agreement, dated as of November 29, 2010, by and among Liberty Acquisition Holdings Corp., the Registrant, Continental Stock Transfer & Trust Company and Promotora de Informaciones, S.A.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY ACQUISITION HOLDINGS VIRGINIA, INC.
Date: December 2, 2010	By:	/s/ Iñigo Dago Elorza
		Name:	Iñigo Dago Elorza
		Title:	Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
2.1
Amended and Restated Business Combination Agreement, dated as of August 4, 2010, by and among Promotora de Informaciones, S.A., Liberty Acquisition Holdings Corp. and the Registrant, as amended (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on August 9, 2010).

4.1
Amendment No. 1 to Second Amended and Restated Warrant Agreement, dated as of November 29, 2010, by and among Liberty Acquisition Holdings Corp., the Registrant, Continental Stock Transfer & Trust Company and Promotora de Informaciones, S.A.